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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-49256, 33-65318 and 333-29309.




                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             Arthur Andersen LLP





Indianapolis, Indiana,
March 26, 1999.